United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  February 11, 2013
(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873

(Address of principal executive offices)

(760) 741-2111

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Businesses Acquired

The audited consolidated financial statements of American Realty Capital Trust, Inc., a Maryland corporation (“ARCT”), as of December 31, 2011 and 2010 and for each of the years in the three year period ended December 31, 2011 were filed as Exhibit 99.1 to the Current Report on Form 8-K for Realty Income Corporation, a Maryland corporation (the “Company”), filed on October 1, 2012 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of ARCT as of September 30, 2012 and for the three and nine month periods ended September 30, 2012 and 2011 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)       Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine month period ended September 30, 2012 and for the year ended December 31, 2011, giving effect to the merger of ARCT with and into Tau Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d)  Exhibits

99.1	Unaudited consolidated financial statements of ARCT as of September 30, 2012 and for the three and nine month periods ended September 30, 2012 and 2011.
99.2	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine month period ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2013	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER

Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Unaudited consolidated financial statements of ARCT as of September 30, 2012 and for the three and nine month periods ended September 30, 2012 and 2011.
99.2	Unaudited pro forma condensed consolidated financial statements of the Company as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.